UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
Aviat Networks, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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April 29, 2016
Aviat Networks, Inc. 5200 Great America Parkway Santa Clara, CA 95054

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JUNE 10, 2016
The control number below will allow you to access proxy information online for all your investments connected with this Annual Meeting. To access your proxy please logon to:
www.proxyonline.com

YOUR CONTROL NUMBER IS:
Dear Stockholder,

Notice is hereby given that the Special Meeting of Stockholders of Aviat Networks, Inc ("Aviat Networks") is to be held at 5200 Great America Parkway, Santa Clara, CA 95054, on June 10, 2016 at 10:00 a.m. PT.

Stockholders of Aviat Networks will be asked at the Special Meeting:

1.
To approve an amendment to Aviat’s Amended and Restated Certificate of Incorporation (the “Charter”) to effect, at the discretion of the Board of Directors, a reverse stock split of all of the outstanding shares of Aviat’s common stock, whereby each 12 shares would be combined, converted and changed into 1 share of common stock.

The Board of Directors unanimously recommends that you vote FOR the proposal.

This communication presents only an overview of the more complete proxy materials available to you on the Internet at www.proxyonline.com. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Please go to www.proxyonline.com and enter the control number found in the box above. Once you have logged in you can view/download the proxy statement and proxy card, request a copy of the proxy materials via e-mail or the U.S. Post Office, and vote your shares. You may choose to vote via the internet, by touchtone phone, or print the ballot and mail it in.

Please read the proxy materials carefully and vote your shares. If you should have any questions about this Notice or the proxy materials, please call (800) 591-8252 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. ET.

Thank you in advance for your participation and for your investment.

By order of the Board of Directors.

If you would like to receive a paper or electronic copy of the proxy material, please see the reverse side for instructions.

STOCKHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

REQUEST FOR PROXY MATERIALS

If you would like to receive a paper or electronic copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy using any of the options below. If you wish to receive a paper copy through the mail please make that request on or before June 3, 2016 to allow for timely delivery. If you request to receive an electronic copy please do so by June 9, 2015.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2016

AVIAT NETWORKS, INC

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Special Meeting
For holders as of: April 25, 2016
Date: June 10, 2016 **Time:** 10:00 AM PDT
Location: 5200 Great America Parkway
Santa Clara, CA 95054

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

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Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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